                                                                               .
                                                                               .
                                                                               .

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE MARCH 13, 2003

I. RECONCILIATION OF COLLECTION ACCOUNT:

End of Period Collection Account Balance as of Prior Payment Date:                                              650,714.69
Available Funds:
      Contract Payments due and received in this period                                                       1,971,435.15
      Contract Payments due in prior period(s) and received in this period                                       29,517.60
      Contract Payments received in this period for next period                                                 109,161.16
      Sales, Use and Property Tax payments received                                                              25,970.09
      Prepayment Amounts related to early termination in this period                                              4,505.82
      Servicer Advance                                                                                          595,578.59
      Proceeds received from recoveries on previously Defaulted Contracts                                             0.00
      Transfer from Reserve Account                                                                               2,222.71
      Interest earned on Collection Account                                                                       2,211.90
      Interest earned on Affiliated Account                                                                          69.02
      Proceeds from repurchase of Contracts per Contribution and Servicing Agreement Section 5.03                     0.00
      Amounts paid per Contribution and Servicing Agreement Section 7.01 (Substituted
      contract < Predecessor contract)                                                                                0.00
      Amounts paid under insurance policies                                                                           0.00
      Maintenance, Late Charges and any other amounts                                                            16,011.61

                                                                                                             -------------
Total Available Funds                                                                                         3,407,398.34
Less: Amounts to be Retained in Collection Account                                                              660,050.46
                                                                                                             -------------
AMOUNT TO BE DISTRIBUTED                                                                                      2,747,347.88
                                                                                                             =============

DISTRIBUTION OF FUNDS:
      1.   To Trustee -  Fees                                                                                         0.00
      2.   To Servicer, any unreimbursed Nonrecoverable Advances or Servicer Advances                            29,517.60
      3.   To Noteholders (For Servicer Report immediately following the Final Additional Closing Date)
                a) Class A1 Principal and Interest                                                                    0.00
                a) Class A2 Principal (distributed after A1 Note matures) and Interest                                0.00
                a) Class A3 Principal (distributed after A2 Note matures) and Interest                                0.00
                a) Class A4 Principal (distributed after A3 Note matures) and Interest                                0.00
                a) Class A5 Principal (distributed after A4 Note matures) and Interest                        2,332,411.91
                b) Class B Principal and Interest                                                                39,706.49
                c) Class C Principal and Interest                                                                79,749.43
                d) Class D Principal and Interest                                                                53,581.16
                e) Class E Principal and Interest                                                                69,240.03

      4.   To Reserve Account for Requirement per Indenture Agreement Section 3.08                                    0.00
      5.   To Issuer - Residual  Principal and Interest and Reserve Account Distribution
                a) Residual Interest (Provided no Restricting or Amortization Event in effect)                    7,466.61
                b) Residual Principal (Provided no Restricting or Amortization Event in effect)                  72,375.97
                c) Reserve Account Distribution (Provided no Restricting or Amortization Event in effect)         2,222.71
      6.   To Servicer, Tax, Maintenance, Late Charges and Bank Interest Earned and Any Other Amounts            44,262.62
      7.   To Servicer, Servicing Fee and other Servicing Compensations                                          16,813.35
                                                                                                             -------------
TOTAL FUNDS DISTRIBUTED                                                                                       2,747,347.88
                                                                                                             =============

                                                                                                             -------------
End of Period Collection Account Balance {Includes Payments in Advance & Restricting Event Funds (if any)}      660,050.46
                                                                                                             =============

II. RESERVE ACCOUNT

Beginning Balance                                                                                            $2,511,821.93
 - Add Investment Earnings                                                                                        2,222.71
 - Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)                                     0.00
 - Less Distribution to Certificate Account                                                                       2,222.71
                                                                                                             -------------
End of period balance                                                                                        $2,511,821.93
                                                                                                             =============
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
(ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances.                                   $2,511,821.93
                                                                                                             =============

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE MARCH 13, 2003

III. CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
                Pool A                                                                           33,193,992.05
                Pool B                                                                            6,261,639.23
                                                                                           -------------------
                                                                                                                    39,455,631.28
Class A Overdue Interest, if any                                                                          0.00
Class A Monthly Interest - Pool A                                                                   182,290.34
Class A Monthly Interest - Pool B                                                                    34,386.84

Class A Overdue Principal, if any                                                                         0.00
Class A Monthly Principal - Pool A                                                                1,645,421.78
Class A Monthly Principal - Pool B                                                                  470,312.95
                                                                                           -------------------
                                                                                                                     2,115,734.73
Ending Principal Balance of the Class A Notes
                Pool A                                                                           31,548,570.27
                Pool B                                                                            5,791,326.28
                                                                                           -------------------
                                                                                                                 ----------------
                                                                                                                    37,339,896.55
                                                                                                                 ================

Interest Paid Per $1,000     Principal Paid Per $1,000             Ending Principal
Original Face $221,020,000   Original Face $221,020,000            Balance Factor
--------------------------   --------------------------            --------------
        $ 0.980351                   $ 9.572594                       16.894352%

IV. CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
                Class A1                                                                                  0.00
                Class A2                                                                                  0.00
                Class A3                                                                                  0.00
                Class A4                                                                                  0.00
                Class A5                                                                         39,455,631.28
                                                                                           -------------------

Class A Monthly Interest                                                                                            39,455,631.28
                Class A1 (Actual Number Days/360)                                                         0.00
                Class A2                                                                                  0.00
                Class A3                                                                                  0.00
                Class A4                                                                                  0.00
                Class A5                                                                            216,677.18
                                                                                           -------------------

Class A Monthly Principal
                Class A1                                                                                  0.00
                Class A2                                                                                  0.00
                Class A3                                                                                  0.00
                Class A4                                                                                  0.00
                Class A5                                                                          2,115,734.73
                                                                                           -------------------
                                                                                                                     2,115,734.73
Ending Principal Balance of the Class A Notes
                Class A1                                                                                  0.00
                Class A2                                                                                  0.00
                Class A3                                                                                  0.00
                Class A4                                                                                  0.00
                Class A5                                                                         37,339,896.55
                                                                                           -------------------
                                                                                                                  ---------------
                                                                                                                    37,339,896.55
                                                                                                                  ===============

Class A4

Interest Paid Per $1,000     Principal Paid Per $1,000             Ending Principal
Original Face $42,620,000    Original Face $42,620,000             Balance Factor
-------------------------    -------------------------             --------------
      $ 5.08393                       $ 49.641828                    87.611207%

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE MARCH 13, 2003

V. CLASS B NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class B Notes
                    Pool A                                                         566,019.48
                    Pool B                                                         106,781.58
                                                                                 ------------
                                                                                                      672,801.06

Class B Overdue Interest, if any                                                         0.00
Class B Monthly Interest - Pool A                                                    3,061.22
Class B Monthly Interest - Pool B                                                      577.51
Class B Overdue Principal, if any                                                        0.00
Class B Monthly Principal - Pool A                                                  28,050.15
Class B Monthly Principal - Pool B                                                   8,017.61
                                                                                 ------------
                                                                                                       36,067.76
Ending Principal Balance of the Class B Notes
                    Pool A                                                         537,969.33
                    Pool B                                                          98,763.97
                                                                                 ------------
                                                                                                 ---------------
                                                                                                      636,733.30
                                                                                                 ===============

        Interest Paid Per $1,000   Principal Paid Per $1,000       Ending Principal
        Original Face $3,768,000   Original Face $3,768,000        Balance Factor
        ------------------------   ------------------------        --------------
                 $ 0.965693                $ 9.572123                16.898442%

VI. CLASS C NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class C Notes
                    Pool A                                                        1,132,839.79
                    Pool B                                                          213,762.43
                                                                                --------------
                                                                                                     1,346,602.22

Class C Overdue Interest, if any                                                          0.00
Class C Monthly Interest - Pool A                                                     6,405.26
Class C Monthly Interest - Pool B                                                     1,208.65
Class C Overdue Principal, if any                                                         0.00
Class C Monthly Principal - Pool A                                                   56,100.30
Class C Monthly Principal - Pool B                                                   16,035.22
                                                                                --------------
                                                                                                        72,135.52
Ending Principal Balance of the Class C Notes
                    Pool A                                                        1,076,739.49
                    Pool B                                                          197,727.21
                                                                                --------------
                                                                                                  ---------------
                                                                                                     1,274,466.70
                                                                                                  ===============

        Interest Paid Per $1,000   Principal Paid Per $1,000       Ending Principal
        Original Face $7,537,000   Original Face $7,537,000        Balance Factor
        ------------------------   ------------------------        --------------
               $ 1.010204                  $ 9.570853                16.909469%

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE MARCH 13, 2003

VII. CLASS D NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class D Notes
                    Pool A                                                        754,692.71
                    Pool B                                                        142,375.40
                                                                                 -----------
                                                                                                      897,068.11

Class D Overdue Interest, if any                                                        0.00
Class D Monthly Interest - Pool A                                                   4,619.35
Class D Monthly Interest - Pool B                                                     871.46
Class D Overdue Principal, if any                                                       0.00
Class D Monthly Principal - Pool A                                                 37,400.20
Class D Monthly Principal - Pool B                                                 10,690.15
                                                                                 -----------
                                                                                                       48,090.35
Ending Principal Balance of the Class D Notes
                    Pool A                                                        717,292.51
                    Pool B                                                        131,685.25
                                                                                 -----------
                                                                                                ----------------
                                                                                                      848,977.76
                                                                                                ================

        Interest Paid Per $1,000   Principal Paid Per $1,000       Ending Principal
        Original Face $5,024,000   Original Face $5,024,000        Balance Factor
        ------------------------   ------------------------        --------------
              $ 1.092916                  $ 9.572124                 16.898443%

VIII.   CLASS E NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class E Notes
                    Pool A                                                          944,967.33
                    Pool B                                                          178,367.79
                                                                                 -------------
                                                                                                      1,123,335.12

Class E Overdue Interest, if any                                                          0.00
Class E Monthly Interest - Pool A                                                     7,677.86
Class E Monthly Interest - Pool B                                                     1,449.24
Class E Overdue Principal, if any                                                         0.00
Class E Monthly Principal - Pool A                                                   46,750.25
Class E Monthly Principal - Pool B                                                   13,362.68
                                                                                 -------------
                                                                                                         60,112.93
Ending Principal Balance of the Class E Notes
                    Pool A                                                          898,217.08
                    Pool B                                                          165,005.11
                                                                                 -------------
                                                                                                  ----------------
                                                                                                      1,063,222.19
                                                                                                  ================

        Interest Paid Per $1,000   Principal Paid Per $1,000       Ending Principal
        Original Face $6,282,000   Original Face $6,282,000        Balance Factor
        ------------------------   ------------------------        --------------
                $ 1.452897                 $ 9.569075                16.924900%

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE MARCH 13, 2003


IX. ISSUERS RESIDUAL PRINCIPAL BALANCE

Beginning Residual Principal Balance
                    Pool A                                                         1,127,863.62
                    Pool B                                                           212,297.12
                                                                                 --------------
                                                                                                              1,340,160.74

Residual Interest - Pool A                                                             6,284.11
Residual Interest - Pool B                                                             1,182.50
Residual Principal - Pool A                                                           56,287.30
Residual Principal - Pool B                                                           16,088.67
                                                                                 --------------
                                                                                                                 72,375.97
Ending Residual Principal Balance
                    Pool A                                                         1,071,576.32
                    Pool B                                                           196,208.45
                                                                                 --------------
                                                                                                          ----------------
                                                                                                              1,267,784.77
                                                                                                          ================

X. PAYMENT TO SERVICER

 - Collection period Servicer Fee                                                                                16,813.35
 - Servicer Advances reimbursement                                                                               29,517.60
 - Tax, Maintenance, Late Charges, Bank Interest and other amounts                                               44,262.62
                                                                                                          ----------------
Total amounts due to Servicer                                                                                    90,593.57
                                                                                                          ================

XI. AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A
 Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
    beginning of the related Collection Period                                                                37,720,375.00

 Aggregate Discounted Contract Balance of Additional Contracts acquired during
    Collection Period                                                                                                  0.00

 Decline in Aggregate Discounted Contract Balance                                                              1,870,009.98

 Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
    ending of the related Collection Period                                                                  --------------
                                                                                                              35,850,365.02
                                                                                                             ==============
 Components of Decline in Aggregate Discounted Contract Balance:
     - Principal portion of Contract Payments  and Servicer Advances                      1,865,530.82

     - Principal portion of Prepayment Amounts                                                4,479.16

     - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02          0.00

     - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
            Contracts during the Collection Period                                                0.00

     - Aggregate Discounted Contract Balance of Substitute Contracts added during
            Collection Period                                                                     0.00

     - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
            during Collection Period                                                              0.00

                                                                                          ------------
                         Total Decline in Aggregate Discounted Contract Balance           1,870,009.98
                                                                                          ============

POOL B
 Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
    beginning of the related Collection Period                                                                 7,115,223.57

 Aggregate Discounted Contract Balance of Additional Contracts acquired during
    Collection Period                                                                                                  0.00

 Decline in Aggregate Discounted Contract Balance                                                                534,507.27

 Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
    ending of the related Collection Period                                                                 ---------------
                                                                                                               6,580,716.30
                                                                                                            ===============
 Components of Decline in Aggregate Discounted Contract Balance:
     - Principal portion of Contract Payments  and Servicer Advances                        534,507.27

     - Principal portion of Prepayment Amounts                                                    0.00

     - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02          0.00

     - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
            Contracts during the Collection Period                                                0.00

     - Aggregate Discounted Contract Balance of Substitute Contracts added during
            Collection Period                                                                     0.00

     - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
            during Collection Period                                                              0.00

                                                                                          ------------
                         Total Decline in Aggregate Discounted Contract Balance             534,507.27
                                                                                          ============

                                                                                                             ---------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                              42,431,081.32
                                                                                                             ===============

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE MARCH 13, 2003

XIII. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS

POOL A                                                                                                 Predecessor
                                                            Discounted              Predecessor        Discounted
Lease #       Lessee Name                                   Present Value           Lease #            Present Value
---------     -------------------------------               -----------------       ------------       -------------------
2199-001      Regional Radiology, LLC                          $1,112,975.58            1881-001            $2,435,321.88
1231-041      Radnet Management, Inc.                            $953,502.31
1560-013      Drew Medical inc                                   $342,866.78
              Cash                                                $25,977.21
3323-002      Open MRI Ohio 1 Ventures, LLC                      $932,975.98             912-501              $492,124.09
3330-002      Open MRI Texas Ventures, LLC                       $784,394.56             917-501              $536,814.08
                                                                                         917-502              $578,192.91
                                                                                         920-501               $35,076.58
                                                                                        1912-001               $34,364.63

                                                            -----------------                             ----------------
                                                 Totals:        $4,152,692.42                                $4,111,894.17

a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                    $4,111,894.17
b) ADCB OF POOL A AT CLOSING DATE                                                                         $201,135,070.09
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                    2.04%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                                        $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                                         $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing Agreement Section 7.02      $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED
COLLECTION PERIOD                                               YES    NO  X
                                                                ----   -------

POOL B                                                                                               Predecessor
                                                            Discounted               Predecessor     Discounted
Lease #       Lessee Name                                   Present Value            Lease #         Present Value
----------    ------------------------                      -------------            -------------   --------------
              NONE

                                                             -----------                             --------------
                                                Totals:           $0.00                                       $0.00

a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                      $0.00
b) ADCB OF POOL B AT CLOSING DATE                                                                    $50,047,123.17
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS RATING AGENCY APPROVES)                                0.00%

* ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (>180 DAYS), THE SERVICER HAS FAILED TO ADVANCE, OR A BANKRUPTCY PETITION HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                                        $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                                         $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing Agreement Section 7.02      $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED
COLLECTION PERIOD                                        YES     NO   X
                                                         ----    --------

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE MARCH 13, 2003

XIV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)

POOL A - NON-PERFORMING                                                                                 Predecessor
                                                                 Discounted            Predecessor      Discounted
Lease #    Lessee Name                                           Present Value         Lease #          Present Value
---------  -----------------------------------                   -----------------     -------------    -----------------
408-502    Western Kentucky Diagnostic                                 $495,646.95     277-103              $2,561,363.27
1042-501   Pinnacle Imaging, Inc.                                    $1,631,421.93     1513-002               $953,250.10
2375-001   Tuscarawas Ambulatory                                     $1,286,730.05     1725-002               $588,254.35
1097-506   Advanced Healthcare Resources                               $675,567.93
           Cash                                                         $13,500.87
2545-002   Presgar L.C.                                                $964,543.83     2205-001             $3,763,600.22
2907-001   Laser Vision Centers, Inc.                                  $472,557.70
2000667-2  Hartford Hospital, Inc.                                     $190,558.39
2004051-2  Health Care Solutions                                       $695,143.77
2004051-3  Health Care Solutions                                       $993,964.93
2004887-1  BBC Healthcare International, L.L.C.                        $212,022.60
2005804-1  Otsego Memorial Hospital                                    $236,366.53

                                                                 -----------------                      -----------------
                                                   Totals:           $7,868,025.48                          $7,866,467.94

a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS                                              7,866,467.94
b) ADCB OF POOL A AT CLOSING DATE                                                                         $201,135,070.09
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                    3.91%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                                      $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                                       $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing Agreement Section 7.02    $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED
COLLECTION PERIOD                                          YES    NO  X
                                                           -----  ------

  POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS                                                           Predecessor
                                                                 Discounted             Predecessor       Discounted
  Lease #    Lessee Name                                         Present Value          Lease #           Present Value
  --------   --------------------------------                    -----------------      ----------------  -----------------
  1528-003   U.S. Neurosurgical, Inc.                                  $642,004.10      960-501                  $82,012.38
  2826-003   Newark Health Imaging, L.L.C.                             $205,317.69      960-502                  $28,390.17
  2906-001   Laser Vision Centers, Inc.                                $496,511.61      1043-501                $641,289.38
             Cash                                                        $3,932.26      1043-502                $596,073.73

                                                                 -----------------                        -----------------
                                                 Totals:             $1,347,765.66                            $1,347,765.66

  a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED                                                $1,347,765.66
  b) ADCB OF POOL B AT CLOSING DATE                                                                          $50,047,123.17
* c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                    2.69%

      ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (> 180 DAYS), THE SERVICER HAS DECLINED TO ADVANCE OR A BANKRUPTCY PETITION HAS BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                                      $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                                       $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing Agreement Section 7.02    $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED
COLLECTION PERIOD                                         YES     NO  X
                                                         -----    ------

                           DVI RECEIVABLES VIII 1999-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE MARCH 13, 2003

XV. POOL PERFORMANCE MEASUREMENTS

1. AGGREGATE DISCOUNTED CONTRACT BALANCE

          CONTRACTS DELINQUENT > 90 DAYS                                          TOTAL OUTSTANDING CONTRACTS
          This Month                                         2,014,062.69         This Month                           42,431,081.32
          1 Month Prior                                          3,113.25         1 Month Prior                        44,835,598.57
          2 Months Prior                                     1,420,661.00         2 Months Prior                       47,284,219.20

          Total                                              3,437,836.94         Total                               134,550,899.09

          a) 3 MONTH AVERAGE                                 1,145,945.65         b) 3 MONTH AVERAGE                   44,850,299.70

          c) a/b                                                    2.56%

2. Does a Delinquency Condition Exist (1c > 6% )?
                                                                                         Yes              No             X
                                                                                             -------------         --------------

3. Restricting Event Check

   A. A Delinquency Condition exists for current period?                                 Yes              No             X
                                                                                             -------------         --------------
   B. An Indenture Event of Default has occurred and is then continuing?                 Yes              No             X
                                                                                             -------------         --------------

4. Has a Servicer Event of Default occurred?                                             Yes              No             X
                                                                                             -------------         --------------


5. Amortization Event Check

   A. Is 1c  > 8% ?                                                                      Yes              No             X
                                                                                             -------------         --------------
   B. Bankruptcy, insolvency, reorganization; default/violation of any
        covenant or obligation not remedied within 90 days?                              Yes              No             X
                                                                                             -------------         --------------
   C. As of any Determination date, the sum of all defaulted contracts
        since the Closing date exceeds 6% of the ADCB on the Closing Date?               Yes              No             X
                                                                                             -------------         --------------

6. Aggregate Discounted Contract Balance at Closing Date                             Balance  $ 251,182,193.26
                                                                                             -----------------

DELINQUENT LEASE SUMMARY

             Days Past Due                    Current Pool Balance                             # Leases
             -------------                    --------------------                             --------
                   31 - 60                              627,370.20                                   16
                   61 - 90                              751,124.51                                    8
                  91 - 180                            2,014,062.69                                   11

Approved By:
Matthew E. Goldenberg
Vice President
Structured Finance and Securitization